Moderate Allocation Portfolio
Schedule of Investments (unaudited)
As of September 30, 2025
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Investment Companies (100.0%)
U.S. Stock Funds (36.8%)
Vanguard Variable Insurance Funds—Equity Index Portfolio	2,937,930	234,653
Vanguard Extended Market Index Fund Admiral Shares	215,077	34,167
		268,820
International Stock Fund (24.7%)
Vanguard Total International Stock Index Fund Admiral Shares	4,570,010	180,470
U.S. Bond Fund (27.2%)
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	18,613,914	199,169
International Bond Fund (11.3%)
Vanguard Total International Bond Index Fund Admiral Shares	4,200,250	82,871
Total Investment Companies (Cost $624,630)		731,330
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 4.180% (Cost $—)	4	—
Total Investments (100.0%) (Cost $624,630)		731,330
Other Assets and Liabilities—Net (0.0%)		(327)
Net Assets (100%)		731,003
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A.  Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
B.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2025, 100% of the market value of the portfolio's investments was determined based on Level 1 inputs.
C.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Dec. 31, 2024 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2025 Market Value ($000)
Vanguard Extended Market Index Fund	33,215	283	2,541	1,266	1,944	283	—	34,167
Vanguard Market Liquidity Fund	1	NA1	NA1	—	—	4	—	—
Vanguard Total International Bond Index Fund	82,762	5,467	5,761	31	372	1,531	—	82,871
Vanguard Total International Stock Index Fund	154,001	3,419	13,643	3,124	33,569	2,538	—	180,470
Vanguard Variable Insurance Funds—Equity Index Portfolio	217,048	18,143	26,060	11,333	14,189	2,396	4,617	234,653
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	191,622	24,079	21,198	391	4,275	6,533	—	199,169
Total	678,649	51,391	69,203	16,145	54,349	13,285	4,617	731,330
1	Not applicable—purchases and sales are for temporary cash investment purposes.